Fees Summary	Jun. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,668,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,787.65
Total Offset Amount	0.00
Net Fee	$ 4,787.65